EXECUTION COPY

SUBORDINATION AGREEMENT

among

NAMGEM TRADING (BERMUDA) LIMITED,

LAZARE KAPLAN INTERNATIONAL INC.,

NAMGEM TRADING (BVI) LIMITED

and

OVERSEAS PRIVATE INVESTMENT CORPORATION

Dated as of August 18, 2008

OPIC/673-2006-061-IG

SUBORDINATION AGREEMENT

SUBORDINATION AGREEMENT (the “Agreement”), dated as of August 18, 2008, by and among NAMGEM TRADING (BERMUDA) LIMITED, a company organized and existing under the laws of Bermuda (“NamGem Bermuda”), LAZARE KAPLAN INTERNATIONAL INC., a corporation organized and existing under the laws of the State of Delaware, United States of America (the “Sponsor”), NAMGEM TRADING (BVI) LIMITED, a company limited by shares organized and existing under the laws of the British Virgin Islands (the “Borrower”), and OVERSEAS PRIVATE INVESTMENT CORPORATION, an agency of the United States of America (“OPIC”).

RECITALS

(l) OPIC and the Borrower have entered into the First Amended and Restated Finance Agreement dated as of June 10, 2008 (the “Finance Agreement”) pursuant to which OPIC has agreed to provide a credit facility of up to $25,200,000 to the Borrower subject to the terms and conditions set forth in the Finance Agreement.

(2) The Borrower may hereafter become indebted to the Subordinated Lender(s) in the principal amount of $10,800,000, evidenced by a promissory note or notes substantially in the form attached hereto as Exhibit A (each a “Subordinated Loan Note”), as permitted under subsection 7.02(b) of the Finance Agreement.

(3) It is a condition precedent to the obligation of OPIC to make the Loan under the Finance Agreement that the Subordinated Lenders and the Borrower shall have executed and delivered this Agreement.

NOW, THEREFORE, in consideration of the premises and of the agreements contained herein, the Subordinated Lenders and the Borrower each hereby agrees with OPIC as follows:

1. Definitions; Interpretation.

(a) Capitalized terms used herein shall have the meanings given them in the Finance Agreement, unless otherwise specified herein.

(b) As used herein, the following terms shall have the following meanings:

“Accession Agreement” means an agreement duly executed and delivered in substantially the form of Exhibit B hereto.

“Senior Agreements” means, collectively, the Loan Documents, the Security Documents and the Funding Documents.

“Senior Obligations” means all obligations of the Borrower now or hereafter existing under any Senior Agreement, whether for principal, interest, fees, premium, expenses or otherwise. Without limitation, the Senior Obligations shall include interest that accrues, or that would accrue but for the operation of an automatic stay or similar provision, after the filing of a petition initiating any proceeding referred to in Section 4(a) hereof.

“Subordinated Lender” means (i) NamGem Bermuda, (ii) the Sponsor, (iii) any other Shareholder that accedes to this Agreement pursuant to a duly executed and delivered Accession Agreement or (iv) any other legal entity which is (A) Controlled by one of the Persons referred to in clauses (i) to (iii) above, (B) whose equity is not less than 50% legally and beneficially owned by such Person and (C) accedes to this Agreement pursuant to a duly executed and delivered Accession Agreement.

“Subordinated Debt” means all indebtedness of the Borrower to a Subordinated Lender under each Subordinated Loan Note or any other Subordinated Loan Document, and any and all other indebtedness now or at any time or times hereafter owing by the Borrower, or any successor or assign of the Borrower, including without limitation, a receiver, trustee or debtor-in-possession, to a Subordinated Lender, whether such indebtedness is absolute or contingent, direct or indirect and howsoever evidenced, including without limitation, all interest thereon, including pre-petition and post-petition interest, fees premiums and expenses and any other charges or amounts payable by the Borrower to a Subordinated Lender in respect thereof.

“Subordinated Loan Documents” means each Subordinated Loan Note and each other agreement, contract, document or other instrument relating to the Subordinated Debt or the Subordinated Loan Note entered into between the Borrower and a Subordinated Lender.

(c) (i) reference to and the definition of any document (including this Agreement) shall be deemed a reference to such document as it may be amended, supplemented, revised, or modified from time to time;

(ii) all references to a “Section,” “Schedule,” or “Exhibit” are to a Section hereof or to a Schedule or an Exhibit attached hereto and made a part hereof;

(iii) the section headings, and other captions in this Agreement are for the purpose of reference only and do not limit or affect its meaning;

(iv) defined terms in the singular shall include the plural and vice versa; and

(v) the words “hereof,” “herein,” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; the headings in this Agreement are for the purpose of reference only and do not limit or affect its meaning.

2. Agreement to Subordinate. The Subordinated Debt is and shall be, to the extent and in the manner hereinafter set forth, subordinate and junior in right of payment to the prior payment in full in Dollars of the Senior Obligations.

3. No Claim or Payment.

(a) No part of the Subordinated Debt shall have any claim to any assets of the Borrower on a parity with or prior to the claim of the Senior Obligations.

(b) Unless and until the Senior Obligations shall have been paid in full in cash or cash equivalents, no Subordinated Lender shall ask, demand, sue for, take or receive from the Borrower, and the Borrower shall not make, give or permit, directly or indirectly, in cash or other property, or by set-off, redemption, purchase or in any other manner, any payment or prepayment of, or collateral security for, all or any of the Subordinated Debt; provided that, from after the Repayment Commencement Date, a Subordinated Lender may receive, and the Borrower may make, scheduled payments of principal of and interest on the Subordinated Loan Note in accordance with the terms of such note, if, at the time of making such payment and immediately after giving effect thereto, (i) no Event of Default or Potential Event of Default shall have occurred and be continuing; (ii) the Borrower shall be in compliance with the financial ratios set forth in Section 6.11 of the Finance Agreement; and (iii) such payment may be made in accordance with section 5 of the Security and Account Agreement.

4. In Furtherance of Subordination.

(a) (i) In the event of any distribution, division or application, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets or business of the Borrower to creditors of the Borrower, or (ii) upon any indebtedness of the Borrower becoming due and payable by reason of any dissolution, liquidation or other winding up of the Borrower or its business, or by reason of any sale, receivership, insolvency, reorganization or bankruptcy proceedings, assignment for the benefit of creditors, or any arrangement or proceeding by or against the Borrower for any relief under any bankruptcy, reorganization or insolvency law or laws or any law relating to the relief of debtors, readjustment of indebtedness or composition, or any other marshalling of the assets and liabilities of the Borrower, any payment or distribution of any kind (whether in cash, property or securities) which otherwise would be payable or deliverable upon or with respect to the Subordinated Debt shall be paid or delivered directly to OPIC for application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Senior Obligations, until the Senior Obligations shall have been paid in full in Dollars.

(b) All payments or distributions on or with respect to the Subordinated Debt which are received by a Subordinated Lender contrary to the provisions of this Agreement shall be received in trust for the benefit of OPIC, shall be segregated from other funds and property held by such Subordinated Lender and shall be forthwith paid over to OPIC in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Senior Obligations in accordance with the terms of the Senior Agreements.

(c) Each Subordinated Lender irrevocably authorizes and empowers OPIC, in connection with any proceeding or distribution described in subsection 4(a) hereof, to demand, sue for, collect and receive every such payment or distribution referred to in such subsection and give acquittance therefor, and to file claims and proofs of claim in any statutory or non-statutory proceeding and to take such other proceedings, in its own name, or in the name of the Subordinated Lender or otherwise, as OPIC may deem necessary or advisable for the enforcement of this Agreement.

(d) OPIC is hereby authorized to demand specific performance of this Agreement, whether or not the Borrower shall have complied with any of the provisions hereof applicable to it, at any time when a Subordinated Lender shall have failed to comply with any of the provisions of this Agreement applicable to it. Each Subordinated Lender hereby irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

5. No Commencement of Any Proceeding. Unless and until the Senior Obligations shall have been paid in full in Dollars, no Subordinated Lender shall (i) commence, or join with any other creditor (other than OPIC) in commencing, any proceeding referred to in subparagraph 4(a) above or any other proceeding to enforce or collect the Subordinated Debt or (ii) accelerate the maturity of all or any part of the Subordinated Debt.

6. Rights of Subrogation. No payment or distribution to OPIC pursuant to the provisions of this Agreement shall entitle a Subordinated Lender to exercise any rights of subrogation in respect thereof until the Senior Obligations shall have been paid in full in Dollars.

7. No Amendments to Subordinated Debt Documents. No provision of the Subordinated Loan Documents shall be amended, modified, supplemented or waived without the prior written consent of OPIC, if the effect thereof would be to (i) increase the amount of, or advance the scheduled date of payment or prepayment of any portion of, the principal of the Subordinated Debt; (ii) increase the rate of interest on, or premiums, fees or other amounts payable in respect of, the Subordinated Debt, or (iii) otherwise make any agreement, covenant, default or event of default in any Subordinated Loan Document materially more burdensome to the Borrower.

8. Subordination Legend; Further Assurances.

(a) The Borrower and each Subordinated Lender will cause each Subordinated Loan Note and any other instrument evidencing the Subordinated Debt to be endorsed with the following legend:

“The indebtedness evidenced by this instrument is subordinated to the prior payment in full of the Senior Obligations (as defined in the Subordination Agreement hereinafter referred to) pursuant to, and to the extent provided in, the Subordination Agreement dated as of August 18, 2008 by and among the maker hereof, the payee named herein and Overseas Private Investment Corporation.”

The Borrower and each Subordinated Lender will further mark its books of account in such manner as shall be effective to give proper notice of the effect of this Agreement.

(b) The Borrower and each Subordinated Lender will, at its expense and at any time and from time to time, promptly execute and deliver all further instruments and documents (including without limitation powers of attorney, assignments and proofs of claim), and promptly take all further action (including, without limitation, filing proofs of claim and taking other actions to collect the Subordinated Debt) that may be necessary or desirable, or that OPIC may request, in order to protect any right or interest granted or purported to be granted hereby or to enable OPIC to exercise and enforce its rights and remedies hereunder. Each Subordinated Lender hereby irrevocably makes, constitutes and appoints OPIC (and any officer of OPIC or any person designated by OPIC for that purpose) as its true and lawful proxy and attorney-in-fact (and agent-in-fact), with full authority in the place and stead of the Subordinated Lender, and in the name of the Subordinated Lender or otherwise, with full power of substitution, to take any action and to execute any instrument that OPIC may deem necessary or advisable to accomplish the foregoing. Each Subordinated Lender hereby acknowledges that the constitution and appointment of such proxy and attorney-in-fact are coupled with an interest and are irrevocable. Each Subordinated Lender hereby ratifies and confirms all that said attorney-in-fact may do or cause to be done by virtue of any provision of this Agreement.

9. Agreement by the Borrower. The Borrower shall not make any payment of any of the Subordinated Debt in contravention of, or take any other action inconsistent with the provisions of, this Agreement.

10. Representations and Warranties. The Borrower and each Subordinated Lender hereby represents and warrants that (i) the execution, delivery and performance by it of this Agreement have been duly and validly authorized by all necessary action and (ii) this Agreement has been duly and validly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

11. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure of a Subordinated Lender or the Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by OPIC, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

12. Expenses. The Borrower and each Subordinated Lender jointly and severally agree to pay, upon demand, to OPIC the amount of any and all expenses, including the reasonable fees and expenses of its counsel, which OPIC may incur in connection with the exercise or enforcement of any of its rights or interests hereunder.

13. No Waiver; Remedies. No failure on the part of OPIC to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

14. Subordination Not Impaired.

(a) Without further consent by or notice to a Subordinated Lender, and without impairing, abridging, releasing or affecting the subordination provided for herein, (i) any demand for payment of any of the Senior Obligations may be rescinded in whole or in part, and any of the Senior Obligations, or the liability of Borrower or any other party upon or for any part thereof, or any collateral security or guaranty therefor or right of offset with respect thereto may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released; (ii) any document or instrument evidencing or governing the terms of any Senior Obligations or any collateral security documents or guaranties or documents in connection therewith may be amended, modified, waived, supplemented or terminated, in whole or in part, as OPIC may deem advisable, and any collateral security at any time held by OPIC for the payment of any of the Senior Obligations may be sold, exchanged, waived, surrendered or released; (iii) OPIC may exercise or refrain from exercising any right, remedy or power granted by any document or instrument creating, evidencing or otherwise relating to the Senior Obligations, or at law, in equity, or otherwise, with respect to the Senior Obligations, or any collateral security lien (legal or equitable), held, given or intended to be given therefor (including, without limitation, the right to perfect any lien or security interest created in connection therewith); and (iv) any balance of funds with any bank or other institution at any time standing to the credit of Borrower or any guarantor of any of the Senior Obligations may, from time to time, in whole or in part, be surrendered or released, all as OPIC may deem advisable.

(b) OPIC shall not be prejudiced in its right to enforce the subordination contained herein in accordance with the terms hereof by any act or failure to act on the part of Borrower or failure by the Borrower to provide a Subordinated Lender with any notice whatsoever.

(c) OPIC shall be conclusively presumed to have acquired all Senior Obligations, whether now outstanding or hereafter created, in reliance on the terms of this Agreement.

15. Continuing Agreement; Transfer of Notes.

(a) This Agreement is a continuing agreement and shall (i) remain in full force and effect until the Senior Obligations shall have been paid in full in cash or cash equivalents, and continue to be effective, or be reinstated, as the case may be, if at any time any payment of all or any part of the Senior Obligations is rescinded or must otherwise be returned upon the insolvency, bankruptcy or reorganization of the Borrower, all as though such payment had not been made, (ii) be binding upon each Subordinated Lender, the Borrower and their respective successors and assigns, and (iii) inure to the benefit of and be enforceable by OPIC and its successors and assigns.

(b) No holder of Subordinated Debt will sell, assign, pledge or otherwise dispose of any of the Subordinated Debt without the prior written consent of OPIC.

16. Notices. Any notice hereunder shall be in writing and shall be hand-delivered or sent by mail (postage prepaid), telegram or facsimile transmission (with a copy by mail to follow, receipt of which copy shall not be required to effect notice), and shall be deemed duly given when sent to the following addresses, or to such other address or number as each party shall have last specified by notice to the other parties:

To the Borrower:

NamGem Trading (BVI) Limited

c/o Lazare Kaplan International Inc.

19 W. 44th Street

New York, NY 10036

(Attn: William Moryto, Chief Financial Officer)

(Facsimile: (212) 857-7560)

To OPIC:

Overseas Private Investment Corporation

1100 New York Avenue, N.W.

Washington, D.C. 20527

United States of America

(Attn: Vice President, Small and Medium Enterprise Finance) [prior to Disbursement]

(Attn: Director, Portfolio Management) [after Disbursement]

Re: LKI (OPIC/673-2006-061-IG)

(Facsimile: (202) 408-9866)

(Facsimile: (202) 408-9862) [after Disbursement]

To NamGem Bermuda:

NamGem Trading (Bermuda) Limited

c/o Lazare Kaplan International Inc.

19 W. 44th Street

New York, NY 10036

(Attn: William Moryto, Chief Financial Officer)

(Facsimile: (212) 857-7560)

To the Sponsor:

Lazare Kaplan International Inc.

19 W. 44th Street

New York, NY 10036

(Attn: William Moryto, Chief Financial Officer)

(Facsimile: (212) 857-7560)

To each other Subordinated Lender:

At the address specified by each Subordinated Lender in the Accession Agreement executed and delivered by it.

Each party may, by written notice to the other, change the address to which such communications should be sent to it.

17. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK OF THE UNITED STATES OF AMERICA.

18. Jurisdiction and Consent to Suit. The Borrower and each Subordinated Lender hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement, a Subordinated Loan Note or any other Subordinated Loan Document, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, the courts of the United States of America located in the District of Columbia, the courts of any other jurisdiction where it or any of its property may be found, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) appoints (which appointment shall take effect on or prior to the date of the Disbursement) CT Corporation System at its address at 111 Eighth Avenue, 13th Floor, New York, New York, 10011 as its agent for service of process in relation to proceedings before any courts located in the State of New York in connection with this Agreement for the term of the Subordinated Debt plus an additional six months;

(d) agrees to maintain an agent for service of process in the State of New York until the Commitment has terminated and the Senior Obligations and all other amounts payable under the Finance Agreement have been finally, irrevocably, and indefeasibly repaid in full;

(e) agrees that failure by a process agent to notify it of the process will not invalidate the proceedings concerned;

(f) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in Section 16 above or at such other address of which OPIC shall have been notified pursuant thereto;

(g) agrees that if the appointment of any person mentioned in clause (c) above ceases to be effective, it shall immediately appoint a further person in the State of New York to accept service of process on its behalf in the State of New York, and, if it does not appoint a process agent within fifteen (15) days, OPIC is entitled and authorized to appoint a process agent for it by notice to it;

(h) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction;

(i) agrees that final judgment against it in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction within or outside of the U.S. by suit on the judgment or otherwise as provided by law, a certified or exemplified copy of which judgment shall be conclusive evidence of the fact and amount of its obligation;

(j) waives any present or future objection to any such action, suit or proceeding in any such venue, and irrevocably consents and submits unconditionally to the non-exclusive jurisdiction of any such court for itself and in respect of any of its property;

(k) irrevocably waives any claim in any such court that any such action, suit, or proceeding brought therein has been brought in an inconvenient forum; and

(l) covenants and agrees not to resist enforcement of any such final judgment in any jurisdiction where OPIC commences enforcement proceedings.

19. Waiver of Jury Trial. Each Subordinated Lender, the Borrower and OPIC each hereby irrevocably waives, to the fullest extent permitted by law, any right to have a jury participate in resolving any dispute arising out of, in connection with, related to, or incidental to the relationship between them established by this Agreement.

20. Severability. If any provision of this Agreement is prohibited or held to be invalid, illegal, or unenforceable in any jurisdiction, the parties hereto agree to the fullest extent permitted by law that the validity, legality and enforceability of the other provisions in such jurisdiction shall not be affected or impaired thereby, and any such prohibition, invalidity, illegality or unenforceability shall not render such provision prohibited, invalid, illegal, or unenforceable in any other jurisdiction.

21. Counterparts. This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered as of the date first above written.

NAMGEM TRADING (BERMUDA) LIMITED
By:

Name:
Title:

LAZARE KAPLAN INTERNATIONAL INC.
By:

Name:
Title:

NAMGEM TRADING (BVI) LIMITED
By:

Name:
Title:

OVERSEAS PRIVATE INVESTMENT CORPORATION
By:

Name:
Title:

Exhibit A

FORM OF SUBORDINATED LOAN NOTE

THE INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT IS SUBORDINATED TO THE PRIOR PAYMENT IN FULL OF THE SENIOR OBLIGATIONS (AS DEFINED IN THE SUBORDINATION AGREEMENT HEREINAFTER REFERRED TO) PURSUANT TO, AND TO THE EXTENT PROVIDED IN, THE SUBORDINATION AGREEMENT DATED AS OF AUGUST 18, 2008, BY AND AMONG THE BORROWER NAMED HEREIN, THE SUBORDINATED LENDER NAMED HEREIN, AND OVERSEAS PRIVATE INVESTMENT CORPORATION.

NAMGEM TRADING (BVI) LIMITED

PROMISSORY NOTE

US$[ ]	Dated as of

FOR VALUE RECEIVED, NAMGEM TRADING (BVI) LIMITED, a BVI business company organized and existing under the laws of the British Virgin Islands (the “Borrower”) by this promissory note (the “Subordinated Loan Note”) hereby promises subject to the Subordination Agreement (as defined below) and the subordination provisions hereof to pay to the order of [NAME] (the “Subordinated Lender”) at [LOCATION], on each Payment Date (as such term is defined herein), the principal sum of [AMOUNT] in approximately equal installments on each Payment Date (as hereinafter defined) and to pay interest on the principal balance hereof from time to time outstanding, on each Interest Payment Date (as hereinafter defined) at a per annum rate of interest of [_____%] (the “Subordinated Note Interest Rate”).

This Subordinated Loan Note is the Subordinated Loan Note referred to in the Subordination Agreement among the Borrower, each Subordinated Lender party thereto, and Overseas Private Investment Corporation, dated as of August 18, 2008 (as amended or supplemented, the “Subordination Agreement”). Unless otherwise defined herein, capitalized terms are used herein as therein defined.

Subject to the terms of the Subordination Agreement and the subordination provisions herein, the principal balance hereof together with interest thereon shall be due and payable in approximately equal installments on each [__________] and [__________] (each such date a “Payment Date”) commencing on [date corresponding to the Repayment Commencement Date] with the last such installment due on [DATE]; provided that the Borrower shall make such payment only if at the time of making such payment and immediately after giving effect thereto (i) no Event of Default or Potential Event of Default shall have occurred and be continuing; (ii) the Borrower shall be in compliance with the financial ratios set forth in Section 6.11 of the Finance Agreement; and (iii) such payment is made in accordance with section 5 of the Security and Account Agreement. Interest shall accrue on the daily outstanding principal balance hereof at the

Subordinated Note Interest Rate in arrears commencing on the date hereof and extending up to, but not including the next Payment Date and extending up to but not including the next Payment Date. The Subordinated Note Interest Rate will be calculated on the basis of the actual number of days elapsed (including the first day, but excluding the last day) over a year of 365 days.

In the event that any amount of the principal hereof or accrued interest on this Subordinated Loan Note is not paid in full when due (whether at stated maturity, by acceleration or otherwise), the Borrower shall pay to the Subordinated Lender on demand interest on such unpaid amount (to the extent permitted by applicable law) for the period from the date such amount was due until the date such amount shall have been paid in full at an interest rate per annum equal to (x) 2.0% per annum above the Subordinated Note Interest Rate until the end of the then current Interest Period, and (y) thereafter 2.0% per annum above the Subordinated Note Interest Rate.

All payments received hereunder shall be applied in the manner and order of priority determined by the Subordinated Lender in its sole discretion.

Whenever any payment falls due on a day which is not a Business Day, the due date for payment shall be extended to the next following Business Day.

All payments to be made by the Borrower under this Subordinated Loan Note shall be made in United States Dollars in immediately available and freely transferable funds no later than 11:00 A.M. (New York City time) on the date on which due, without set-off, counterclaim, deduction, or withholding on account of taxes.

Each Subordinated Lender, by its acceptance hereof, agrees that all amounts of principal, interest and other obligations payable under this Subordinated Loan Note shall be, to the extent and in the manner set forth in the Subordination Agreement and this Subordinated Loan Note, subordinate and junior in right of payment to the prior payment in full in Dollars of the Senior Obligations. Notwithstanding the foregoing provisions, in the event the Borrower shall make any payment or distribution on account of this Subordinated Loan Note at a time not permitted by the terms of the Subordination Agreement and this Subordinated Loan Note, such payment or distribution shall be received and held in trust for OPIC by the Subordinated Lender and shall be paid forthwith over to OPIC for application to the payment of Senior Obligations remaining unpaid until all such Senior Obligations shall have been paid in full. The provisions of this paragraph shall cease to be effective upon the payment in full of all Senior Obligations and the termination of all commitments in respect of the Senior Obligations. Subject to the terms hereof, and unless the Borrower is otherwise notified in writing by the holder of this Note, the time for making any payment which is due and payable hereunder at any time or times shall be automatically extended by the holder of this Note.

The Subordinated Lender may not declare any amount to be due and payable under this Subordinated Loan Note prior to its scheduled maturity or take any action, judicial or otherwise, to enforce collection of any amounts due under this Subordinated Loan Note until all Senior Obligations shall have been paid in full in Dollars and all commitments in respect of such Senior Obligations have been terminated.

Each of the Borrowers and each endorser, guarantor and surety of this Subordinated Loan Note, and each other person liable or who shall become liable for all or any part of the indebtedness evidenced by this Subordinated Loan Note:

(a) waives demand, presentment, protest, notice of protest, notice of dishonor, diligence in collection, notice of nonpayment and all notices of a like nature;

(b) consents to (i) the release of any or all other persons from liability, whether primary or contingent, for the indebtedness evidenced by this Subordinated Loan Note or for any related obligations; and (ii) the granting of any other indulgences to any such person; and

(c) consents to (i) all renewals, extensions or modifications of this Subordinated Loan Note (including any affecting the time of payment), and (ii) all advances under this Subordinated Loan Note.

Any such renewal, extension, modification, advance, release, surrender, exchange, substitution, taking or indulgence may take place without notice to any such person, and, whether or not any such notice is given, shall not impair the liability of any such person.

Any failure by the Subordinated Lender to exercise any right under this Subordinated Loan Note arising or existing as a result of the failure of the Borrower to repay amounts outstanding hereunder when due or any delay in such exercise, shall not constitute a waiver of the right to exercise such right at a later time so long as such payment default shall remain uncured, and shall not constitute a waiver of the right to exercise such right if any other payment default shall occur. The acceptance by the Subordinated Lender of the payment of any sum due and payable under this Subordinated Loan Note after the date specified for such payment shall not be a waiver of the Subordinated Lender’s right to require prompt payment when due of all other sums payable under this Subordinated Loan Note or of the Subordinated Lender’s right to declare a default for failure to make prompt payment in full.

The Borrower will reimburse and indemnify the Subordinated Lender for all reasonable out-of-pocket expenses, all either before or after obtaining judgment on or with respect to any amounts payable hereunder, including but not limited to reasonable attorneys’ fees and disbursements, incurred or expended in connection with the preparation, negotiation, interpretation or delivery of this Subordinated Loan Note or any amendment hereof or with the enforcement or collection of any obligations or the satisfaction of any indebtedness of the Borrower hereunder, whether or not proceedings are instituted in any court of competent jurisdiction, or in connection with any litigation, proceeding or dispute hereunder, or any “work-out” (referring to the administration of the Subordinated Debt during the continuance of a default or an event that with the giving of notice or passage of time or both would constitute a default) in any way relating to the Subordinated Loan evidenced hereby.

This Subordinated Loan Note and the rights and obligations of the parties hereunder shall be governed by , and construed in accordance with, the laws of the State of New York.

THE SUBORDINATED LENDER AND THE BORROWER EACH HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY

RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM ESTABLISHED BY THIS SUBORDINATED LOAN NOTE.

Executed as of this ____ day of _______.
NAMGEM TRADING (BVI) LIMITED
By:

(Signature)
Name:

(Print)
Title:

(Print)

Exhibit B

FORM OF ACCESSION AGREEMENT

ACCESSION AGREEMENT dated as of _____________, by and among each of the undersigned.

Reference is made to the SUBORDINATION AGREEMENT dated as of August 18, 2008, by and among NAMGEM TRADING (BERMUDA) LIMITED, a company organized and existing under the laws of Bermuda (“NamGem Bermuda”), LAZARE KAPLAN INTERNATIONAL INC., a corporation organized and existing under the laws of the State of Delaware, United States of America (the “Sponsor”), NAMGEM TRADING (BVI) LIMITED, a company limited by shares organized and existing under the laws of the British Virgin Islands (the “Borrower”), and OVERSEAS PRIVATE INVESTMENT CORPORATION, an agency of the United States of America (“OPIC”) (the “Agreement”). Terms used and not otherwise defined herein have the meanings assigned to them in the Agreement.

The undersigned hereby agree that, with effect from the date hereof, ________________________, (the “New Subordinated Lender”) has acceded to the Agreement in its capacity as a Subordinated Lender and is bound by the terms of the Agreement as fully as if named therein as a Subordinated Lender. The New Subordinated Lender hereby confirms that (a) each of the representations and warranties contained in the Agreement are true and correct on the date hereof with respect to it in its capacity as a Subordinated Lender, and (b) its address for notices for purposes of the Agreement is set forth in Schedule I hereto.

This Accession Agreement shall be governed by and construed in accordance with the laws of the State of New York, United States of America.

This Accession Agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each party hereto has caused this Accession Agreement to be executed and delivered on its behalf by its duly authorized representative as of the date first above written.

NAMGEM TRADING (BERMUDA) LIMITED
By:

Name:
Title:

LAZARE KAPLAN INTERNATIONAL INC.
By:

Name:
Title:

NAMGEM TRADING (BVI) LIMITED
By:

Name:
Title:

OVERSEAS PRIVATE INVESTMENT CORPORATION
By:

Name:
Title:

[NEW SUBORDINATED LENDER]
By:

Name:
Title:

Schedule I to Accession Agreement

[Name of New Subordinated Lender]:

[Address]

(Attn.: [_____])

(Facsimile: [_____])